Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 4: SUBSEQUENT EVENTS

On August 10, 2022, the company received approval by the European Investment Bank for the new terms of its outstanding €24 million loan to the Company.

The new terms include:

●	An extension of the maturity dates from 2023 (€20 million) and 2024 (€4 million) until December 2027.

●	Interest on the Loan will begin to accrue starting January 1, 2022, at an annual rate of 7%. The interest payments will be deferred until the new maturity date and will be added to the principal balance at the end of each year during the loan period.

●	$900 thousand (NIS 3,500 thousand) will be paid by BiondVax shortly after the execution of the relevant amendment letter with the EIB. This amount will be applied to reduce the outstanding Loan. Going forward 10% of any capital raises until maturity will be used to further repay the Loan principal including any outstanding accrued interest.

●	When the company sales exceed €5 million, 3% of the topline revenues will be paid to the EIB as royalties until the EIB receives (from the Loan repayment, inter alia the interest and the royalties) the higher of (i) a total of 2.8 times the original €24 million principal (as provided in the original Loan agreement) and (ii) 20% IRR on the principal.

●	In case the company decides to discharge all liabilities under the finance contract inter alia payments of the variable remuneration, the company would need to repay to the EIB an indemnity amount in addition to the Loan principle and the accrued interest. The indemnity will be calculated such that the EIB receives an additional payment equal to the greater of (i) the prepayment amount (i.e. twice the prepayment amount in the aggregate) and (ii) the amount required to realize 20% IRR on the prepayment amount at the time of prepayment.